Exhibit 99.5

Monthly Operating Report

CASE NAME:	Daisytek Latin America, Inc.	ACCRUAL BASIS

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

JUDGE:	H.D. Hale

UNITED STATES BANKRUPTCY COURT

NORTHERN            DISTRICT OF            TEXAS

6 DIVISION

MONTHLY OPERATING REPORT

MONTH ENDING: July 31, 2003

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Eric T. Logan	Interim Chief Financial Officer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

Eric T. Logan	August 20, 2003
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ Mark Corjay	Vice President, Controller
ORIGINAL SIGNATURE OF PREPARER	TITLE

Mark Corjay	August 20, 2003
PRINTED NAME OF PREPARER	DATE

Monthly Operating Report

CASE NAME:	Daisytek Latin America, Inc.	ACCRUAL BASIS-1

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

COMPARATIVE BALANCE SHEET

		SCHEDULE AMOUNT	MONTH	MONTH	MONTH
			5/7/03 - 5/31/03	6/30/2003	7/31/2003
ASSETS
1.	UNRESTRICTED CASH	$0	$113,189	$66,812	$100
2.	RESTRICTED CASH	$0	$0
3.	TOTAL CASH	$0	$113,189	$66,812	$100

4.	ACCOUNTS RECEIVABLE (NET)	$292,251	$163,023	$179,457	$104,151
5.	INVENTORY	$235,593	$25,033	$0
6.	NOTES RECEIVABLE			$0
7.	PREPAID EXPENSES	$12,922	$12,922	$12,922	$12,922
8.	OTHER (ATTACH LIST)			$0
	Credit card and other receivables	$60,924	$(111,754)	$(119,923)	$(2,376)
	Taxes receivable	$815,554	$815,554	$831,072	$807,387
	TOTAL OTHER	$876,478	$703,800	$711,149	$805,011
9.	TOTAL CURRENT ASSETS	$1,417,244	$1,017,967	$970,340	$922,183

10.	PROPERTY, PLANT & EQUIPMENT	$0	$0
11.	LESS: ACCUMULATED DEPRECIATION / DEPLETION	$0	$0
12.	NET PROPERTY, PLANT & EQUIPMENT	$0	$0	$0	$0

13.	DUE FROM INSIDERS	$0
14.	OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST)	$0	$0	$0
15.	OTHER (ATTACH LIST)	$0	$0	$0
16.	TOTAL ASSETS	$1,417,244	$1,017,967	$970,340	$922,183

POSTPETITION LIABILITIES
17.	ACCOUNTS PAYABLE
18.	TAXES PAYABLE		$287	$7,350	$0
19.	NOTES PAYABLE
20.	PROFESSIONAL FEES
21.	SECURED DEBT
22.	OTHER (ATTACH LIST)
23.	TOTAL POSTPETITION LIABILITIES		$287	$7,350	$0

PREPETITION LIABILITIES
24.	SECURED DEBT
25.	PRIORITY DEBT	$48,977	$1,844
26.	UNSECURED DEBT	$2,831,984	$2,870,566	$2,898,198	$2,875,105
27.	OTHER (ATTACH LIST)
	Other accounts payable and vendor receivables	$226,845	$138,095	$13,451	$70,117
	Bank account overdraft	$21,370	$0	$0
	Accrued expenses	$(4,069)	$42,978	$130,254	$89,758
	Intercompany payables	$(728,102)	$(1,012,743)	$(1,032,091)	$(1,006,971)
	TOTAL OTHER	$(483,956)	$(831,670)	$(888,386)	$(847,096)
28.	TOTAL PREPETITION LIABILITIES	$2,397,005	$2,040,740	$2,009,812	$2,028,009

29.	TOTAL LIABILITIES	$2,397,005	$2,041,027	$2,017,162	$2,028,009

EQUITY
30.	PREPETITION OWNERS’ EQUITY	$(979,761)	$(979,761)	$(979,761)	$(979,761)

31.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)		$(43,299)	$(67,061)	$(126,065)
32.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)
33.	TOTAL EQUITY	$(979,761)	$(1,023,060)	$(1,046,822)	$(1,105,826)

34.	TOTAL LIABILITIES & OWNERS’ EQUITY	$1,417,244	$1,017,967	$970,340	$922,183

Monthly Operating Report

CASE NAME:	Daisytek Latin America, Inc.	ACCRUAL BASIS-2

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

INCOME STATEMENT

		MONTH	MONTH	MONTH
		5/7/03- 5/31/03	6/30/2003	7/31/2003
REVENUES
1.	GROSS REVENUES	$134,689	$238,087	$0
2.	LESS: RETURNS & DISCOUNTS	$3,220	$0
3.	NET REVENUE	$131,469	$238,087	$0
COST OF GOODS SOLD
4.	MATERIAL		$0
5.	DIRECT LABOR
6.	DIRECT OVERHEAD
7.	TOTAL COST OF GOODS SOLD	$153,555	$232,589	$0

8.	GROSS PROFIT	$(22,086)	$5,498	$0
OPERATING EXPENSES
9.	OFFICER / INSIDER COMPENSATION
10.	SELLING & MARKETING
11.	GENERAL & ADMINISTRATIVE	$21,111	$12,756	$26,193
12.	RENT & LEASE	$21,586	$28,489	$0
13.	OTHER (ATTACH LIST)
	Accrual for Doubtful Accounts			$32,003
14.	TOTAL OPERATING EXPENSES	$42,697	$41,245	$58,196

15.	INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$(64,783)	$(35,747)	$(58,196)
OTHER INCOME & EXPENSES
16.	NON-OPERATING INCOME (ATT. LIST)
17.	NON-OPERATING EXPENSE (ATT. LIST)
	Bank Fees	$1,830	$810	$808
18.	INTEREST EXPENSE
19.	DEPRECIATION / DEPLETION
20.	AMORTIZATION
21.	OTHER (ATTACH LIST)
22.	NET OTHER INCOME & EXPENSES	$1,830	$810	$808
REORGANIZATION EXPENSES
23.	PROFESSIONAL FEES
24.	U.S. TRUSTEE FEES
25.	OTHER (ATTACH LIST)
26.	TOTAL REORGANIZATION EXPENSES	$0	$0	$0

27.	INCOME TAX	$(23,314)	$(12,795)	$0

28.	NET PROFIT (LOSS)	$(43,299)	$(23,762)	$(59,004)

Monthly Operating Report

CASE NAME:	Daisytek Latin America, Inc.	ACCRUAL BASIS-3

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

		MONTH	MONTH	MONTH
		5/7/03 - 5/31/03	6/1/03 - 6/30/03	7/31/2003
CASH RECEIPTS AND DISBURSEMENTS
1.	CASH - BEGINNING OF MONTH	$0	$113,189	$66,812
RECEIPTS FROM OPERATIONS
2.	CASH SALES	$0
COLLECTION OF ACCOUNTS RECEIVABLE
3.	PREPETITION
4.	POSTPETITION	$390,809	$23,648	$36,699
5.	TOTAL OPERATING RECEIPTS	$390,809	$23,648	$36,699
	NON - OPERATING RECEIPTS
6.	LOANS & ADVANCES (ATTACH LIST)
7.	SALE OF ASSETS	$0
8.	OTHER (ATTACH LIST)
	Cash receipts transfer to Daisytek Inc	$(390,809)	$(23,648)	$(36,699)
	Other cash transfers from Daisytek Inc	$63,278
	TOTAL OTHER	$(327,531)	$(23,648)	$(36,699)
9.	TOTAL NON-OPERATING RECEIPTS	$(327,531)	$(23,648)	$(36,699)

10.	TOTAL RECEIPTS	$63,278	$0	$0

11.	TOTAL CASH AVAILABLE	$63,278	$113,189	$66,812
OPERATING DISBURSEMENTS
12.	NET PAYROLL	$9,082
13.	PAYROLL TAXES PAID	$2,108	$1,937	$12,251
14.	SALES, USE & OTHER TAXES PAID	$47,133	$2,451
15.	SECURED / RENTAL / LEASES
16.	UTILITIES	$1,529
17.	INSURANCE
18.	INVENTORY PURCHASES
19.	VEHICLE EXPENSES
20.	TRAVEL
21.	ENTERTAINMENT
22.	REPAIRS & MAINTENANCE
23.	SUPPLIES
24.	ADVERTISING
	OTHER OPERATING EXPENSES	$3,326
	BANK RECONCILIATION ITEMS	$(113,089)	$41,989	$54,461
25.	OTHER (ATTACH LIST)
26.	TOTAL OPERATING DISBURSEMENTS	$(49,911)	$46,377	$66,712
REORGANIZATION EXPENSES
27.	PROFESSIONAL FEES
28.	U.S. TRUSTEE FEES
29.	OTHER (ATTACH LIST)
30.	TOTAL REORGANIZATION EXPENSES	$0	$0	$0

31.	TOTAL DISBURSEMENTS	$(49,911)	$46,377	$66,712

32.	NET CASH FLOW	$113,189	$(46,377)	$(66,712)

33.	CASH - END OF MONTH	$113,189	$66,812	$100

Monthly Operating Report

CASE NAME:	Daisytek Latin America, Inc.	ACCRUAL BASIS-4

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

		SCHEDULE AMOUNT	MONTH	MONTH	MONTH
			5/7/03 - 5/31/03	6/30/2003	7/31/2003
ACCOUNTS RECEIVABLE AGING
1.	0-30	$(21,086)	$40,435	$(1,750)	$(5,735)
2.	31-60	$232,866	$(22)	$26,487	$(502)
3.	61-90	$74,886	$197,987	$40,118	$21,825
4.	91+	$1,630,679	$1,549,646	$1,739,625	$1,744,586

5.	TOTAL ACCOUNTS RECEIVABLE	$1,917,345	$1,788,046	$1,804,480	$1,760,174
6.	AMOUNT CONSIDERED UNCOLLECTIBLE	$1,625,094	$1,625,023	$1,625,023	$1,656,023

7.	ACCOUNTS RECEIVABLE (NET)	$292,251	$163,023	$179,457	$104,151

AGING OF POSTPETITION TAXES AND PAYABLES

				MONTH: July 31, 2003
		0-30 DAYS	31-60 DAYS	61-90 DAYS	91+ DAYS	TOTAL
TAXES PAYABLE
1.	FEDERAL	$0	$0	$0	$0	$0
2.	STATE	$0	$0	$0	$0	$0
3.	LOCAL	$0	$0	$0	$0	$0
4.	OTHER (ATTACH LIST)	$0	$0	$0	$0	$0

5.	TOTAL TAXES PAYABLE	$0	$0	$0	$0	$0

6.	ACCOUNTS PAYABLE	$0	$0	$0		$0

STATUS OF POSTPETITION TAXES

			MONTH: July 31, 2003
		BEGINNING TAX LIABILITY*	AMOUNT WITHHELD AND/ OR ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
FEDERAL
1.	WITHHOLDING**	$3,820	$2,547	$6,367	$0
2.	FICA-EMPLOYEE**	$1,765	$1,177	$2,942	$0
3.	FICA-EMPLOYER**	$1,765	$1,177	$2,942	$0
4.	UNEMPLOYMENT	$0	$0	$0	$0
5.	INCOME	$0	$0	$0	$0
6.	OTHER (ATTACH LIST)	$0	$0	$0	$0

7.	TOTAL FEDERAL TAXES	$7,350	$4,901	$12,251	$0

STATE AND LOCAL
8.	WITHHOLDING	$0	$0	$0	$0
9.	SALES	$0	$0	$0	$0
10.	EXCISE	$0	$0	$0	$0
11.	UNEMPLOYMENT	$0	$0	$0	$0
12.	REAL PROPERTY	$0	$0	$0	$0
13.	PERSONAL PROPERTY	$0	$0	$0	$0
14.	OTHER (ATTACH LIST)	$0	$0	$0	$0

15.	TOTAL STATE & LOCAL	$0	$0	$0	$0

16.	TOTAL TAXES	$7,350	$4,901	$12,251	$0

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

Monthly Operating Report

CASE NAME:	Daisytek Latin America, Inc.	ACCRUAL BASIS-5

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

BANK RECONCILIATIONS

			MONTH: July 31, 2003
		Account #1	Account #2	Account #3
A.	BANK:	Bank One	Chase	Bank of America
B.	ACCOUNT NUMBER:	63681002	885175302	3752175811	TOTAL
C.	PURPOSE (TYPE):	Disbursement	Depository	Depository

1.	BALANCE PER BANK STATEMENT	$618	$100	$0	$718
2.	ADD: TOTAL DEPOSITS NOT CREDITED				$0
3.	SUBTRACT: OUTSTANDING CHECKS	$2,546	$0	$0	$2,546
4.	OTHER RECONCILING ITEMS	$1,928	$0	$0	$1,928
5.	MONTH END BALANCE PER BOOKS	$0	$100	$0	$100
6.	NUMBER OF LAST CHECK WRITTEN	7341	n/a	n/a

INVESTMENT ACCOUNTS

BANK, ACCOUNT NAME & NUMBER		DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE

7.
8.
9.
10.
11.	TOTAL INVESTMENTS			$0	$0

CASH

12.	CURRENCY ON HAND	$0
13.	TOTAL CASH - END OF MONTH	$100

Monthly Operating Report

CASE NAME:	Daisytek Latin America, Inc.	ACCRUAL BASIS-6

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

MONTH: July 31, 2003

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS
NAME		TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE

1.	See Daisytek, Incorporated
2.
3.
4.
5.
6.	TOTAL PAYMENTS TO INSIDERS		$0	$0

PROFESSIONALS
NAME		DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID *
1.	See Daisytek, Incorporated
2.
3.
4.
5.
6.	TOTAL PAYMENTS TO PROFESSIONALS		$0	$0	$0	$0

*	INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POSTPETITION
1.
2.
3.
4.
5.
6. TOTAL	$0	$0	$0

Monthly Operating Report

CASE NAME:	Daisytek Latin America, Inc.	ACCRUAL BASIS-7

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

MONTH: July 31, 2003

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?		X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “YES,” PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSURANCE

		YES	NO
1.	ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO,” OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS
TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY
See Daisytek, Incorporated